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                                                                         EX-10CC



                         THE CHASE MANHATTAN CORPORATION
                         THE CHASE MANHATTAN BANK, N.A.

                                      * * *

                         NON-QUALIFIED RETIREMENT PLANS
                                       FOR
                              NON-OFFICER DIRECTORS

                                      * * *

                             INSTRUMENT OF AMENDMENT

         WHEREAS, The Chase Manhattan Corporation and The Chase Manhattan Bank, N.A. have each established a retirement plan for their respective non-officer Directors, pursuant to resolutions adopted from time to time by the respective Boards of Directors of The Chase Manhattan Corporation and The Chase Manhattan Bank, N.A. setting forth the terms and provisions of such plans (the "Terms and Provisions");

         WHEREAS, the Board of Directors of The Chase Manhattan Corporation and the Board of Directors of The Chase Manhattan Bank, N.A. each resolved on August 25, 1995, that the Terms and Provisions be amended as set forth in this Instrument of Amendment;

         NOW, THEREFORE, the Terms and Provisions are hereby amended as follows:

1. To provide that an Approved Change in Control shall not constitute a "change in control" for purposes of the plans. As used herein, the term "Approved Change in Control" means any "change in control" occurring by reason of or upon the occurrence of the transactions and events contemplated by the Merger Agreement. "Merger Agreement" means any agreement or plan of merger or consolidation between The Chase Manhattan Corporation and Chemical Banking Corporation that is approved by the Boards of Directors of The Chase Manhattan Corporation and Chemical Banking Corporation on or before September 30, 1995, as modified from time to time.


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2. This Instrument of Amendment shall be effective as of August 25, 1995.

         IN WITNESS WHEREOF, The Chase Manhattan Corporation and The Chase Manhattan Bank, N.A. have each executed this Instrument of Amendment as of August 25, 1995.

                                                 THE CHASE MANHATTAN CORPORATION


                                                 By:  /s/ JOHN J. FARRELL
                                                    ----------------------------
                                                    John J. Farrell
                                                    Executive Vice President

                                                 THE CHASE MANHATTAN BANK, N.A.


                                                 By:  /s/ JOHN J. FARRELL
                                                    ----------------------------
                                                    John J. Farrell
                                                    Executive Vice President